                                    THIS DEED

         MADE the 5th day of March, 2004

         BETWEEN DuBOIS REALTY PARTNERS, L.P., a Pennsylvania limited partnership having an address at c/o Michael Joseph Acquisition Corporation, 2500 Brooktree Road, Suite 300, Wexford, Pennsylvania 15090 ("Grantor"),

                                       AND

         CEDAR DUBOIS, LLC, a Delaware limited liability company having an address at 44 South Bayles Avenue, Port Washington, New York 11050 ("Grantee"),

         WITNESSETH, that in consideration of $17,400,000.00 paid by Grantee, the receipt of which is hereby acknowledged, Grantor hereby grants and conveys to Grantee the following:

         ALL that certain piece, parcel or lot of land located in Sandy Township, Clearfield County, Pennsylvania, more particularly identified and described on Exhibit A attached hereto (the "Property").

         TOGETHER WITH all and singular the buildings, improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever belonging to the Property or in any way pertaining to the Property, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of Grantor, as well at law as in equity, of, in, and to the same.

         TOGETHER WITH all of Grantor's rights and interests as Declarant under that certain Declaration of Easements, Covenants, Conditions and Restrictions made by DuBois Realty Partners, L.P. dated October 28, 1999, recorded as Instrument No. 199918030; as amended and restated by Amended and Restated Declaration of Easements, Covenants, Conditions and Restrictions dated December 16, 1999, recorded as Instrument No. 200004444; as amended by Amendment No. 1 to Amended and Restated Declaration of Easements, Covenants, Conditions and Restrictions dated March 21, 2001, recorded as Instrument No. 200104384; as amended by Amendment No. 2 to Amended and Restated Declaration of Easements, Covenants, Conditions and Restrictions dated October 11, 2001, recorded as Instrument No. 200118409.

         UNDER AND SUBJECT TO all prior instruments of record.

with the appurtenances: To Have and To Hold the same to and for the use of Grantee, its successors and assigns forever, and Grantor, for its successors and assigns, hereby covenants and agrees that it will WARRANT SPECIALLY the properties hereby conveyed.

NOTICE -- THIS DOCUMENT MAY NOT / DOES NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE / HAVE, THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND, THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT. [This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984, as amended, and is not intended as notice of unrecorded instruments, if any.]

         IN WITNESS WHEREOF, Grantor has signed and sealed this Deed on the day and year first above written.

                                DuBOIS REALTY PARTNERS, L.P.,
                                a Pennsylvania limited partnership



Attest: By: Michael Joseph Acquisition Corporation, a Pennsylvania corporation, General Partner

/s/ [graphic of signature]              By: /s/ Guy J. DiRienzo
-----------------------------               ------------------------------------
                                            Guy J. DiRienzo, Vice President

NOTICE THE UNDERSIGNED, AS EVIDENCED BY THE SIGNATURE TO THIS NOTICE AND THE ACCEPTANCE AND RECORDING OF THIS DEED, IS FULLY COGNIZANT OF THE FACT THAT THE UNDERSIGNED MAY NOT BE OBTAINING THE RIGHT OF PROTECTION AGAINST SUBSIDENCE, AS TO THE PROPERTY HEREIN CONVEYED, RESULTING FROM COAL MINING OPERATIONS AND THAT THE PURCHASED PROPERTY, HEREIN CONVEYED, MAY BE PROTECTED FROM DAMAGE DUE TO MINE SUBSIDENCE BY A PRIVATE CONTRACT WITH THE OWNERS OF THE ECONOMIC INTEREST IN THE COAL. THIS NOTICE IS INSERTED HEREIN TO COMPLY WITH THE BITUMINOUS MINE SUBSIDENCE AND LAND CONSERVATION ACT OF 1966, AS AMENDED 1980, OCT. 10, P.L. 874, NO. 156 ss.1.

                                CEDAR DUBOIS, LLC
                                a Delaware limited liability company

                                By: Cedar Shopping Centers Partnership, L.P.,
                                    a Delaware limited partnership, Member

                                By: CEDAR SHOPPING CENTERS, INC.

                                    By:  /s/ Brenda J. Walker
                                         ---------------------------------------
                                         Brenda J. Walker, Vice President



                            CERTIFICATE OF RESIDENCE

         I hereby certify that Grantee's precise residence is 44 South Bayles Avenue, Port Washington, NY 11050.

                                        /s/ Mary E. Fersch
                                        ----------------------------------------
                                        Attorney or Agent for Grantee

Commonwealth of Pennsylvania   )
                               ) ss.
County of Allegheny            )

         On this, the 5th day of March, 2004, before me, the undersigned officer, personally appeared Guy J. DiRienzo, who acknowledged himself to be the Vice President of Michael Joseph Acquisition Corporation, a Pennsylvania corporation and the General Partner of DuBois Realty Partners, L.P., a Pennsylvania limited partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                         /s/ Mary E. Fersch
                                         ---------------------------------------
                                         Notary Public



My Commission Expires:



                                    COMMONWEALTH OF PENNSYLVANIA

                                          [graphic omitted]

                            Member: Pennsylvania Association of Notaries

                                    Exhibit A

PARCEL No. 1:
-------------

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at an existing 3/4" rebar set by previous survey on the northern right-of-way for a 16 foot unopened alley as shown on the Harriet Bogle Plan of Lots and surveyed by George Kirk, CE in 1916, said rebar being N 74 degrees 15 minutes 46 seconds W a distance of 694.45 feet from a 3/4" rebar set by previous survey at the intersection of the rights-of-way of said unopened 16 foot alley and Shaffer Road, and being the southeast corner of the herein described parcel,

         THENCE; N 74 degrees 15 minutes 46 seconds W along the northern right-of-way line of a 16 foot unopened alley a distance of 1021.21 feet to an existing 3/4" rebar set by previous survey at the southeast corner of land now or formerly Ida Mae Lockhart & Alberta G. Larson,

         THENCE; N 15 degrees 44 minutes 14 seconds E along lands now or formerly Ida Mae Lockhart & Alberta G. Larson a distance of 150,00 feet to an existing 3/4"' rebar set by previous survey,

         THENCE; N 74 degrees 15 minutes 29 seconds W along lands now or formerly Ida Mae Lockhart & Alberta G, Larson a distance of 200.00 feet to an existing 3/4" rebar set by previous survey,

         THENCE; S 15 degrees 44 minutes 14 seconds W along lands now or formerly Ida Mae Lockhart & Alberta G. Larson a distance of 150,00 feet to an existing 3/4" rebar set by previous survey on the northern line of an unopened 16 foot alley,

         THENCE; N 74 degrees 15 minutes 46 seconds W along the northern line of a 16 foot unopened alley a distance of 124.17 feet to an existing 3/4" rebar set by previous survey, and being the southwest corner of the herein described parcel,

         THENCE; N 16 degrees 05 minutes 56 seconds E along lands now or formerly Nedza Real Estate Development Corporation a distance of 758.96 feet to an existing 3/4" rebar set by previous survey, and being the northwest corner of the herein described parcel,

         THENCE; S 74 degrees 21 minutes 30 seconds E along lands now or formerly Nedza Real Estate Development Corporation a distance of 1365.50 feet to an existing W rebar set by previous survey, and being the northeast corner of the herein described parcel,

         THENCE; S 16 degrees 04 minutes 09 seconds W along lands now or formerly Lowe's Home Improvement Warehouse a distance of 406.81 feet to a P.K. nail set by this survey,

         THENCE; S 54 degrees 25 minutes 38 seconds W along lands now or formerly Lowe's Home Improvement Warehouse a distance of 33.03 feet to a P.K. nail set by this survey,

         THENCE; S 16 degrees 04 minutes 09 seconds W along lands now or formerly Lowe's Home Improvement Warehouse a distance of 328.66 feet to the place of beginning.

         CONTAINING 999,266 square feet or 22.94 Acres.

         TOGETHER WITH the free and common use, right, liberty and privilege of a perpetual easement for ingress and egress over lands now or formerly of DuBois Realty Partners, L.P., Nedza Real Estate Development Corporation and Developac, Inc. pursuant to and as set forth and more particularly described in (a) that certain Industrial Drive Easement among DuBois Realty Partners, L.P., Nedza Real Estate Development Corporation and Developac, Inc. dated October 28,1999 and recorded in the Office of the Recorder of Deeds of Clearfield County as Instrument No. 199918027, and (b) that certain Agreement dated March 27, 1992 between David C. DuBois and Nedza Real Estate Development Corporation recorded in the Office of the Recorder of Deeds of Clearfield County in Volume 1451, page 426, as modified by that certain Modification of Easement dated October 28,1999 and recorded in the Office of the Recorder of Deeds of Clearfield County as Instrument No. 199918024.

PARCEL "B":
-----------

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the eastern right-of-way for Commons Drive and along the southern right-of-way for First Street (T-811; 60-foot R/W) and also being the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for First Street a distance of 300.13 feet to a existing rebar, said rebar being along the western right-of-way for an unopened 16-foot alley and also being the northeast corner of the herein described parcel;

         THENCE, S 12 Degrees 10 Minutes 35 Seconds W along said unopened 16-foot alley a distance of 150.00 feet to a existing rebar, said rebar being along the northern right-of-way for an unopened 12-foot alley and also being the southeast corner of the herein described parcel;

         THENCE, N 77 Degrees 49 Minutes 25 Seconds W along said unopened 12-foot alley a distance of 302,88 feet to a existing rebar, said rebar being along the eastern right-of-way for Commons Drive and also being the southwest corner of the herein described parcel;

         THENCE, along the eastern right-of-way for Commons Drive by a curve to the left, said curve having a radius of 275.00 feet and an arc distance of 37.27 feet, said arc having a chord bearing of N 16 Degrees 08 Minutes 51 Seconds E and a chord distance of 37.24 feet, to a existing rebar;

         THENCE, N 12 Degrees 15 Minutes 54 Seconds E along the eastern right-of-way for Commons Drive a distance of 112.85 feet to a existing rebar, the point of beginning.

         CONTAINING 45,067.58 square feet or 1.03 acres.

PARCEL "C":
-----------

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the southern right-of-way for First Street (T-811; 60-foot R/W) and also being the northwest corner of lands now or formerly of Varischetti & Sons, Inc, (Instrument No. 200000767, Parcel 29 on Clearfield County Assessment Map 128-C3-653) and the northeast corner of the herein described parcel;

         THENCE, S 12 Degrees 10 Minutes 35 Seconds W along said lands of Varischetti & Sons, Inc. a distance of 150.00 feet to a existing rebar, said rebar being along the northern right-of-way for a 12-foot unopened alley and also being the southwest corner of said lands of Varischetti & Sons, Inc. and the southeast corner of the herein described parcel;

         THENCE, N 77 Degrees 49 Minutes 25 Seconds W along said 12-foot unopened alley a distance of 100.00 feet to a existing rebar, said rebar being along the eastern right-of-way for a 16-foot unopened alley and being the southwest corner of the herein described parcel;

         THENCE, N 12 Degrees 10 Minutes 35 Seconds E along said 16-foot unopened alley a distance of 150.00 feet to a existing rebar, said rebar being along the southern right-of-way for First Street and also being the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for First Street a distance of 100.00 feet to a existing rebar, the point of beginning.

         CONTAINING 15,000 square feet or 0.34 acres.

PARCEL "D":
-----------

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the southern right-of-way for First Street (T-811; 60-foot R/W) and also being the northeast corner of lands now or formerly of Nancy J. and Thomas A. Geist (Deed Book 1047 Page 232, Parcel 18 on Clearfield County Assessment Map 128-C3-653) and the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for First Street a distance of 100.00 feet to a existing rebar, said rebar being along the western right-of-way for Commons Drive (50-foot R/W) and also being the northeast corner of the herein described parcel;

         THENCE, S 12 Degrees 15 Minutes 54 Seconds W along the western right-of-way for Commons Drive a distance of 112.77 feet to a existing rebar, said rebar being the PC of a curve to the right;

         THENCE, along the western right-of-way for Commons Drive by a curve to the right, said curve having a radius of 225.00 feet and an arc length of 37.41 feet, said arc having a chord bearing of S 17 Degrees 01 Minutes 40 Seconds W and a chord distance of 37.36 feet to a existing rebar, said rebar being along the northern right-of-way for a 12-foot unopened alley and being the southeast corner of the herein described parcel;

         THENCE, N 77 degrees 49 Minutes 25 Seconds W along the northern right-of-way for said 12-foot unopened alley a distance of 96.67 feet to a existing rebar, said rebar being the southwest corner of the herein described parcel;

         THENCE, N 12 Degrees 10 Minutes 35 Seconds E along said lands of Geist a distance of 150.00 feet to a existing rebar, the point of beginning.

         CONTAINING 14,944.22 square feet or 0.34 acres.

PARCEL "E":
-----------

         ALL that certain piece, parcel or tract of land lying and being situate in Sandy Township, Clearfield County, Pennsylvania, bounded and described as follows to wit:

         BEGINNING at a existing rebar, said rebar being along the northern right-of-way for S.R.255 (30-foot R/W) and also being the southeast corner of lands now or formerly of Nancy J. and Thomas Geist (Deed Book 1047 Page 232, Parcel 18 on Clearfield County Assessment Map 128-C3-653) and the southwest corner of the herein described parcel;

         THENCE, N 15 Degrees 32 Minutes 02 Seconds E along said lands of Geist a distance of 250.52 feet to a existing rebar, said rebar being the northwest corner of the herein described parcel;

         THENCE, S 77 Degrees 49 Minutes 25 Seconds E along the southern right-of-way for a 12-foot unopened alley a distance of 86.02 feet to a existing rebar, said rebar being along the western right-of-way for Commons Drive (50-foot R/W) and also being the northeast corner of the herein described parcel;

         THENCE, along the western right-of-way for Commons Drive by a curve to the right, said curve having a radius of 225.00 feet and an arc length of 36.45 feet, said arc having a chord bearing of S 29 Degrees 32 Minutes 50 Seconds W and a chord distance of 36.42 feet, to a existing rebar, said rebar being the PT of said curve;

         THENCE, S 34 Degrees 11 Minutes 19 Seconds W along the western right-of-way for Commons Drive a distance of 39.92 feet to a existing rebar, said rebar being the PC of a curve to the left;

         THENCE, along the western right-of-way for Commons Drive by a curve to the left, said curve having a radius of 275.00 feet and an arc length of 89.54 feet, said arc having a chord bearing of S 24 Degrees 51 Minutes 41 Seconds W and a chord distance of 89.14 feet to a existing rebar, said rebar being the PT of said curve;

         THENCE, S 15 Degrees 32 Minutes 02 Seconds W along the western right-of-way for Commons Drive a distance of 44.44 feet to a existing rebar, said rebar being the PC of a curve to the right;

         THENCE, along the western right-of-way for Commons Drive and along the northern right-of-way for S.R.255 by a curve to the right, said curve having a radius of 50.00 feet and an arc length of 78.37 feet, said arc having a chord bearing of S 60 Degree 26 Minutes 21 Seconds W and a chord distance of 70.59 feet to a existing rebar, the point of beginning.

         CONTAINING 14,325.18 square feet or 033 acres.